================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 4, 2001


                              THE LOEWEN GROUP INC.
               (Exact Name of Registrant as Specified in Charter)




     BRITISH COLUMBIA                  1-12163                       98-0121376
---------------------------      -----------------------         ------------------
(State or Other Jurisdiction     (Commission File Number)        (I.R.S. Employer
      of Incorporation )                                         Identification No.)

       2225 SHEPPARD AVENUE EAST
          11TH FLOOR, ATRIA III
        TORONTO, ONTARIO, CANADA                                      M2J 5C2
-----------------------------------------                           -------------
(Address of Principal Executive Offices)                            (Postal code)


        Registrant's telephone number, including area code: 604-299-9321



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




================================================================================

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         As previously reported, on June 1, 1999 (the "Petition Date"), The Loewen Group Inc. (the "Company") and each of approximately 850 United States subsidiaries, including Loewen Group International, Inc. ("LGII"), and one foreign subsidiary voluntarily filed a petition for creditor protection under Chapter 11 of the United States Bankruptcy Code ("Chapter 11") in the United States Bankruptcy Court for the District of Delaware (the "U.S. Bankruptcy Court"). Concurrent with the Chapter 11 filing, the Company and 117 Canadian subsidiaries voluntarily filed an application for creditor protection under the Companies' Creditors Arrangement Act with the Ontario Superior Court of Justice, Toronto, Ontario, Canada (the "Canadian Court"). Subsequent to the Petition Date, five additional subsidiaries of the Company voluntarily filed petitions for creditor protection and 41 subsidiaries were voluntarily deleted.

         On December 5, 2001, the Bankruptcy Court entered an order (the "Confirmation Order") confirming the Fourth Amended Joint Plan of Reorganization of Loewen Group International, Inc., Its Parent Corporation and Certain of Their Debtor Subsidiaries, dated September 10, 2001 (the "Fourth Amended Plan"), as modified by (i) the Modification to the Fourth Amended Joint Plan of Reorganization of Loewen Group International, Inc., Its Parent Corporation and Certain of Their Debtor Subsidiaries, dated November 30, 2001 (the "First Modification"), (ii) the Second Modification to the Fourth Amended Joint Plan of Reorganization of Loewen Group International, Inc., Its Parent Corporation and Certain of Their Debtor Subsidiaries, dated November 30, 2001 (the "Second Modification"), and (iii) the Order Approving Modification of Fourth Amended Joint Plan of Reorganization of Loewen Group International, Inc., Its Parent Corporation and Certain of Their Debtor Subsidiaries and Compromise and Settlement of Claims Filed By Thomas Hardy, dated November 29, 2001 (the "Third Modification" and together with the First Modification and the Second Modification, the "Modifications"). The Fourth Amended Plan, as modified by the Modifications is referred to herein as the "Plan." A copy of a press release announcing confirmation of the Plan is attached as Exhibit 99.1 to this Form 8-K. It is contemplated that the effective date of the Plan (the "Effective Date") will occur on or about January 2, 2002. However, the occurrence of the Effective Date is subject to specified conditions, some of which are outside of the Company's control, and, accordingly, there can be no assurance that the Plan will become effective or as to the timing thereof.

         The Plan provides for, among other things:

         o transactions that will result in the ultimate parent company in the corporate structure being LGII, a Delaware corporation which will change its name to Alderwoods Group, Inc. (LGII, as reorganized pursuant to the Plan, is referred to herein as "Alderwoods"), including the cancellation of the capital stock of LGII;

         o the cancellation of the capital stock of certain direct and indirect subsidiaries of the Company other than stock which is owned by the Company or its subsidiaries;

         o the cancellation of the 9.45% Cumulative Monthly Income Preferred Securities, Series A issued by Loewen Group Capital, L.P. and the related obligations in exchange for warrants ("New Warrants") to purchase shares of common stock, par value $0.01 per share, of Alderwoods ("New Common Stock");

         o the cancellation of debt claiming the benefit of a collateral trust agreement dated May 15, 1996, entered into by the Company, LGII and a collateral trustee, in exchange for a combination of cash, New Common Stock and new 12 1/4% Senior Notes Due 2009 of Alderwoods and, under specified circumstances, new 12 1/4% Senior Notes Due 2004 and/or new 11% Senior Secured Notes Due 2007 of Alderwoods;

         o the cancellation of certain other indebtedness in exchange for cash, New Common Stock, New Warrants or interests in a liquidating trust that will hold (i) five-year warrants of reorganized Prime Successions Holdings, Inc. ("Prime") issued to the Company in Prime's recent reorganization proceeding, and (ii) an undivided 25% interest in the net proceeds, if any, of the Company's claim against the United States of America, ICSID case NO. ARB (AF)/98/3, under the North American Free Trade Agreement;

         o the satisfaction of certain administrative claims through the issuance of new 12 1/4% Convertible Subordinated Notes Due 2012 of Alderwoods and New Common Stock, which will result in Alderwoods becoming the owner of all of the outstanding common shares of Rose Hills Holdings Corp.;

         o the assumption, assumption and assignment or rejection of executory contracts and unexpired leases to which the Company or any of its debtor subsidiaries is a party;

         o the selection of boards of directors of Alderwoods and its reorganized subsidiaries; and

         o the simplification of the corporate structure through a series of subsidiary restructuring transactions and transactions which will result in the assets of Alderwoods consisting primarily of the capital stock of its directly owned subsidiaries.

Current holders of the Company's common shares and Series C preferred shares will receive no value under the Plan. A more detailed description of the Plan is set forth in the Disclosure Statement, dated September 10, 2001, relating thereto (the "Disclosure Statement"), a copy of which is filed as Exhibit 99.2 and incorporated herein by this reference.

         The foregoing summary of the Plan and the description of the Plan set forth in the Disclosure Statement are qualified in their entirety by reference to the full text of the Fourth Amended Plan, the First Modification, the Second Modification, the Third Modification and the Confirmation Order, copies of which are filed as Exhibits 2.1, 2.2, 2.3, 2.4 and 2.5, respectively, hereto and incorporated herein by this reference.

         On December 7, 2001, the Canadian Court entered an order (the "CCAA Order") recognizing the provisions of the Plan and the Confirmation Order and providing that the provisions of the Plan and the Confirmation Order will have full force and effect in Canada. Pursuant to the CCAA Order and the Plan, among other things, on the Effective Date, the Company will transfer certain of the Company's operating assets located in Canada to one of the Company's Canadian subsidiaries and will thereafter transfer substantially all of its other assets to LGII (including the capital stock of such Canadian subsidiary), and certain of the Company's Canadian subsidiaries will be restructured. The foregoing summary of the CCAA Order is qualified in its entirety by reference to the full text of the CCAA Order, a copy of which is filed as Exhibit 2.6 hereto and incorporated herein by this reference.

         As of October 31, 2001, there were issued and outstanding 74,145,466 common shares of the Company and 8,799,900 Series C preferred shares of the Company. Immediately following the Effective Date, the Company will have outstanding the same equity securities as were outstanding immediately prior thereto. However, as a result of the transactions contemplated by the Plan, following the Effective Date, the Company will have no meaningful assets, no directors, officers or employees and no meaningful relationship with Alderwoods or any of its subsidiaries.

         As described above, Alderwoods will become the ultimate parent company in the corporate structure on the Effective Date and will issue shares of its New Common Stock in respect of allowed claims and interests as provided in the Plan. No securities of the Company will be issued pursuant to the Plan, and, accordingly, no such securities are reserved for that purpose.

         Information as to the assets and liabilities of the Company as of September 30, 2001 is filed as Exhibit 99.3 hereto and incorporated herein by this reference. Such information has been extracted from the unaudited financial statements included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2001 filed with the Securities and Exchange Commission and should be read in conjunction with such financial statement, including the notes thereto. Such financial statements were prepared in accordance with Canadian generally accepted accounting principles and Note 10 thereto includes a description of material differences, and a reconciliation of certain line items, between Canadian generally accepted accounting principles and United States generally accepted accounting principles.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired:

                  Not Applicable.

         (b)      Pro Forma Financial Information:

                  Not Applicable.

         (c)      Exhibits:


       Exhibit
       Number     Exhibit Description

         2.1 Fourth Amended Joint Plan of Reorganization of Loewen Group International, Inc., Its Parent Corporation and Certain of Their Debtor Subsidiaries, dated September 10, 2001

         2.2 Modification to the Fourth Amended Joint Plan of Reorganization of Loewen Group International, Inc., Its Parent Corporation and Certain of Their Debtor Subsidiaries, dated November 30, 2001

         2.3 Second Modification to the Fourth Amended Joint Plan of Reorganization of Loewen Group International, Inc., Its Parent Corporation and Certain of Their Debtor Subsidiaries, dated November 30, 2001

         2.4 Order Approving Modification of Fourth Amended Joint Plan of Reorganization of Loewen Group International, Inc., Its Parent Corporation and Certain of Their Debtor Subsidiaries and Compromise and Settlement of Claims Filed by Thomas Hardy, dated November 29, 2001

         2.5 Findings of Fact, Conclusions of Law and Order Confirming Fourth Amended Joint Plan of Reorganization of Loewen Group International, Inc., Its Parent Corporation and Certain of Their Debtor Subsidiaries, As Modified, dated December 5, 2001

         2.6      Final Order dated December 7, 2001

         99.1     Press Release dated December 4, 2001

         99.2 Disclosure Statement Relating to the Fourth Amended Plan of Reorganization of Loewen Group International, Inc., Its Parent Corporation and Certain of Their Debtor Subsidiaries dated September 10, 2001 (incorporated by reference to Exhibit 99.2 to the Form 8-K of The Loewen Group Inc., SEC File No. 1-12163, filed September 10, 2001)

         99.3 Consolidated Balance Sheet of The Loewen Group Inc. as of September 30, 2001 (unaudited)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           The Loewen Group Inc.


                                           By:    /s/  BRADLEY D. STAM
                                              ---------------------------------
                                              Name:    Bradley D. Stam
                                              Title:   Senior Vice President,
                                                       Legal & Asset Management

Date:  December 11, 2001

                                  EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------

  2.1          Fourth Amended Joint Plan of Reorganization of Loewen Group
               International, Inc., Its Parent Corporation and Certain of Their
               Debtor Subsidiaries, dated September 10, 2001

  2.2 Modification to the Fourth Amended Joint Plan of Reorganization of Loewen Group International, Inc., Its Parent Corporation and
               Certain of Their Debtor Subsidiaries, dated November 30, 2001

  2.3          Second Modification to the Fourth Amended Joint Plan of
               Reorganization of Loewen Group International, Inc., Its Parent
               Corporation and Certain of Their Debtor Subsidiaries, dated
               November 30, 2001

  2.4          Order Approving Modification of Fourth Amended Joint Plan of
               Reorganization of Loewen Group International, Inc., Its Parent
               Corporation and Certain of Their Debtor Subsidiaries and
               Compromise and Settlement of Claims Filed by Thomas Hardy, dated
               November 29, 2001

  2.5          Findings of Fact, Conclusions of Law and Order Confirming Fourth
               Amended Joint Plan of Reorganization of Loewen Group
               International, Inc., Its Parent Corporation and Certain of Their
               Debtor Subsidiaries, As Modified, dated December 5, 2001

  2.6          Final Order dated December 7, 2001

  99.1         Press Release dated December 4, 2001

  99.2         Disclosure Statement Relating to the Fourth Amended Plan of
               Reorganization of Loewen Group International, Inc., Its Parent
               Corporation and Certain of Their Debtor Subsidiaries dated
               September 10, 2001 (incorporated by reference to Exhibit 99.2 to the Form 8-K of The Loewen Group Inc., SEC File No. 1-12163, filed September 10, 2001)

  99.3         Consolidated Balance Sheet of The Loewen Group Inc. as of
               September 30, 2001 (unaudited)